Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of INEI Corporation (the "Company") on Form 10-QSB for the fiscal quarter ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



February 17, 2004
                                    /s/ Robert W. Erikson
                                    --------------------------------------------
                                    Robert W. Erikson
                                    President

February 17, 2004
                                    /s/ George Wm. Erikson
                                    --------------------------------------------
                                    George Wm. Erikson
                                    Chairman & General Counsel

February 17, 2004
                                    /s/ Robert F. Hartman
                                    --------------------------------------------
                                    Robert F. Hartman
                                    Vice President, Secretary & Treasurer